FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 30, 2011
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CHINA DIRECT INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Florida	001-33694	13-3876100

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (954) 363-7333

 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 30, 2011, China Direct Industries, Inc.’s (“we”, “us” or "our”) wholly owned subsidiary, CDI China, Inc., (“CDI China”), entered into a series of agreements described below (collectively, the “Equity Transfer Contracts”) to acquire a 100% ownership interest in Golden Trust Magnesium Industry Co., Ltd. (“Golden Trust”) and an 80% ownership interest in Lingshi Xinghai Magnesium Industry Co., Ltd. (“Lingshi Magnesium”) for an aggregate of $26,705,070 payable $4,802,530 in cash or proceeds from repayment of our intercompany loans, $2,210,291 in cash or our common stock, $14,996,165 in shares of our common stock and $4,696,085 by way of assignment of our interest in a subsidiary of ours, Excel Rise Technology Co., Ltd. (“Excel Rise”) subject to the terms and conditions of the Equity Transfer Contracts.  If all $17,206,456 of the purchase price is paid in shares of our common stock (18,188,642 shares), these shares will represent 31.1% of the total post closing shares of our company.  The acquisition of Golden Trust and Lingshi Magnesium under the terms set forth in the Equity Transfer Contracts is hereinafter referred to as the “Acquisitions”. The Equity Transfer Contracts were unanimously approved by our Audit Committee made up of independent directors and our entire Board of Directors.

Golden Trust. The purchase price for the 100% interest in Golden Trust is $12,679,430 payable $2,348,043 in cash or proceeds from intercompany loans of our company and $10,331,387 in our common stock. CDI China will acquire a 72.5% interest in Golden Trust by acquiring a 100% interest in Marvelous Honor Holdings, Inc., a Brunei company (“Marvelous Honor”) from its shareholders Lianling Dong, Ping Liu, Jianzhong Ju, Lifei Huang and Xumin Cui under the terms of an August 30, 2011 Equity Transfer Contract. Ms. Dong is the sister of Kong Tung, a director of our company, Ms. Huang is the daughter of Yuwei Huang, an executive vice president and director of our company and Mr. Cui is Ms. Huang’s husband.  The purchase price for Marvelous Honor is $9,192,586 payable by issuance of 9,717,322 shares of our unregistered common stock, par value $.0001 per share.  CDI China will acquire a 27.5% interest in Golden Trust under the terms of an August 30, 2011 Equity Transfer Contract by acquiring the beneficial ownership interests of Yuwei Huang and Xumin Cui in Golden Trust held by Baotou Changxin Magnesium Co., Ltd. as trustee. The purchase price for the 27.5% interest in Golden Trust is $3,486,843 payable $2,348,043 in cash or proceeds from intercompany loans of our company and $1,138,801 in our common stock.

Lingshi Magnesium.  Our 80% owned subsidiary, Taiyuan Ruiming Yiwei Magnesium Co., Ltd. (“Ruiming Magnesium”) will acquire a 100% interest in Lingshi Magnesium from Taiyuan Yiwei Magnesium Industry Co., Ltd. for $17,532,051(the “Lingshi Purchase Price”).  CDI China will pay 80% of the Lingshi Purchase Price of $14,025,641 as follows $2,454,487 in cash or proceeds from intercompany loans of our company, $2,210,291 in cash or our common stock, $4,664,778 in our common stock and $4,696,085 by assignment of our interest in our subsidiary Excel Rise Technology Co., Ltd.  Pine Capital Enterprises, Inc. (“Pine Capital”) which owns the 20% non-controlling interest in Lingshi Magnesium will pay approximately $3,506,410 in cash towards the Lingshi Purchase Price.  Pine Capital and Taiyuan Yiwei Magnemsium Industry Co., Ltd is owned or controlled by Mr. Huang.

Other Terms and Conditions. Each of the Equity Transfer Contracts contains certain representations, warranties and covenants between the parties. Closing of the Acquisitions is conditioned upon (i) approval of the issuance of the common stock constituting the stock consideration provided for in the Equity Transfer Contracts in accordance with NASDAQ Market Place Rules and Regulations;  (ii) the absence of any order or injunction of a court of competent jurisdiction that prohibits the consummation of the Acquisitions, (iii) the absence of certain governmental restraints, and (iv) the accuracy of the representations and warranties of each party.

The Equity Transfer Contracts may be terminated by any party to the agreement if the closing under the terms of each of the respective Equity Transfer Contracts has not occurred no later than December 31, 2011.

The issuance of the stock consideration under the Equity Transfer Contracts will be made in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.

Management Agreement and Stock Incentive Plan Amendments. Concurrently with the closing of the Acquisitions, we plan to enter into a management agreement (the “Management Agreement”) with Yuwei Huang and Kong Tung to manage the day-to-day affairs of Lingshi Magnesium, Baotou Changxin, Taiyuan Changxin Magnesium Industry Co., Ltd., Shanxi Gu County Golden Magnesium Co., Ltd., and Golden Trust. The Management Agreement includes a potential award under our 2008 Executive Stock Incentive Plan and our 2008 Non-Executive Stock Incentive Plan of 960,000 shares of our common stock to Yuwei Huang and his management team and 480,000 shares of our common stock to Kong Tung and his management team upon achievement of a performance benchmark and other performance criteria set forth in the Management Agreement.  Our Board of Directors approved, subject to shareholder approval, the amendment of our 2008 Executive Stock Incentive Plan and our 2008 Non-Executive Stock Incentive Plan to increase the number of shares available under such plans by 1,500,000 for each plan (an aggregate of 3,000,000 shares). If the proposed amendments to the stock incentive plans are approved, shares of our common stock payable under the Management Agreement will be issued from one or both of these plans.

A copy of the Equity Transfer Contracts and Management Agreement are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.  The foregoing descriptions of these contracts are only summaries, do not purport to be complete and are qualified in their entirety by reference to the full text of these contracts.

Additional Information and Where to Find it. In connection with the Acquisitions and the amendments to the 2008 Executive Stock Incentive Plan and the 2008 Non-Executive Stock Incentive Plan, we will be filing a proxy statement and relevant documents concerning the transactions with the Securities and Exchange Commission (“SEC”).  SECURITY HOLDERS OF OUR COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting our Investor Relations Department, 431 Fairway Drive, Suite 200, Deerfield Beach, FL 33441 (Telephone: (954) 363-7333).  In addition, documents we filed with the SEC are available free of charge at the SEC’s web site at http://www.sec.gov and at our website www.cdii.net under “Investor Relations - SEC Filings.”

Our company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information regarding our directors and executive officers is available in our proxy statement for its 2010 annual meeting of stockholders and its Annual Report on Form 10-K and 10-K/A (Amendment No. 1) for the year ended September 30, 2010, which were filed with the SEC on March 4, 2011, December 23, 2010 and January 28, 2011, respectively.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.  Each of these documents is, or will be, available free of charge at the SEC’s web site at http://www.sec.gov and from our Investor Relations Department, 431 Fairway Drive, Suite 200, Deerfield Beach, FL 33441 (Telephone: (954) 363-7333).

Item 3.02   Unregistered Sale of Equity Securities.

The disclosures related to the issuance of the stock consideration under the Equity Transfer Contracts set forth under Item 1.01 above are incorporated into this Item 3.02 by reference.

Item 7.01   Regulation FD Disclosure.

We issued a press release dated September 6 announcing the Acquisitions.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits

10.1
Equity Transfer Contract dated August 30, 2011 among CDI China, Inc., Marvelous Honor Holding Inc., Lianling Dong, Ping Liu, Jianzhong Ju, Lifei Huang, Xumin Cui, Golden Trust Magnesium Industry Co. Ltd. and Kong Tung.

10.2	Equity Transfer Contract dated August 30, 2011 among CDI China, Inc.; Mr. Yuwei Huang, Mr. Xumin Cui; and Golden Trust Magnesium Industry Co. Ltd..
10.3
Equity Transfer Contract dated August 30, 2011 among Taiyuan Ruiming Yiwei Magnesium Industry Co. Ltd., Taiyuan Yiwei Magnesium Industry Co., Ltd., Lingshi Xinghai Magnesium Industry Co. Ltd., China Direct Industries, Inc., Pine Capital Enterprises, Inc. and Yuwei Huang.

10.4	Management Agreement dated August 30, 2011 among China Direct Industries, Inc., CDI China Inc., Yuwei Huang and Kong Tung.
99.1	China Direct Industries, Inc. Press Release dated September 6, 2011 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA DIRECT INDUSTRIES, INC.

Date: September 6, 2011	/s/ Lazarus Rothstein
Lazarus Rothstein, Executive Vice President and General Counsel